Exhibit 99.6
AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT
THIS AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT, dated as of June 20, 2006 (together with all amendments, if any from time to time hereto, this “Trademark Security Agreement”) by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P. (“L.P.”), Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C. (“USA”), Don Sherwood Golf Shop (“Don Sherwood”), Golfsmith NU, L.L.C. (“NU”) and Golfsmith Licensing, L.L.C., (referred to herein individually as “Grantor” and collectively as “Grantors"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent (in such capacity, “Agent”) for itself and Lenders from time to time party to the Credit Agreement defined below (“Lenders”).
WHEREAS:
(A)	WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of the date hereof by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P. (“L.P.”), Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C. (“USA”), Don Sherwood Golf Shop (“Don Sherwood”), Golfsmith NU, L.L.C. (“NU”), and Golfsmith Licensing, L.L.C., each as a Credit Party (with L.P., NU and USA, Don Sherwood as Borrowers), Agent and Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”) the Lenders have agreed to amend and restate the Existing Credit Agreement and to maintain and make available to Borrowers, upon terms and conditions thereof, the Revolving Loans and Letters of Credit provided for in the Credit Agreement;

(B)	Borrowers wish to borrow certain Loans and cause certain Letters of Credit to be issued (as such terms are defined in the Credit Agreement);

(C)	Agent and Lenders are willing to make the Loans to be made by Lenders as provided for in the Credit Agreement, but only upon the condition, among others, that each Grantor shall have agreed to amend and restate in its entirety the Security Agreement, dated as of October 15, 2002, previously entered into in connection with the Existing Credit Agreement (as amended, modified and supplemented to date, the “Existing Security Agreement” and as so amended and restated, the “Security Agreement”), and to continue the effectiveness of the Existing Security Agreement as and to the extent set forth in this Trademark Security Agreement by and between Grantors and Agent; and

(D)	Pursuant to the Security Agreement, each Grantor is required to amend and restate in its entirety the Trademark Security Agreement previously entered into in connection with the Existing Credit Agreement (as amended, modified and supplemented to date, the “Existing Trademark Security Agreement”), and to continue the effectiveness of the Existing Trademark Security Agreement as and to the extent set forth in this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
1.	DEFINED TERMS

All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement and Annex A thereto.

2.	GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL

To secure the payment of the Obligations and all present and future obligations of each Grantor (all such Obligations and other secured obligations, the “Secured Obligations"), each Grantor hereby grants to Agent and confirms its prior grant to Agent, on behalf of itself and Lenders, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):
(a)	all of its Trademarks and Trademark Licenses to which any Grantor is a party including those referred to on Schedule I;

(b)	all reissues, continuations or extensions of the foregoing;

(c)	all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

(d)	all products and proceeds of the foregoing, including, without limitation, any claim by any Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.
3.	SECURITY AGREEMENT

The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, on behalf of itself and Lenders, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4.	AMENDMENT AND RESTATEMENT; REAFFIRMATION OF CONTINUING SECURITY.

This Trademark Security Agreement amends and restates in its entirety the Existing Trademark Security Agreement. Without limiting the generality of the immediately preceding sentence, the Liens granted under the Existing Trademark Security Agreement, as so amended and restated as set forth in this Trademark Security Agreement, shall in all respects be and remain continuing, securing the payment of all of the Obligations. The Grantors acknowledge the execution and delivery of the Credit Agreement on the date hereof and hereby reaffirm the security interests and

Liens granted to Agent for its benefit and the ratable benefit of the Lenders pursuant to the Existing Trademark Security Agreement as so amended and restated herein.

5.	TERMINATION OF THIS TRADEMARK SECURITY AGREEMENT
This Trademark Security Agreement shall terminate upon the payment and performance in full of the Obligations (other than Unasserted Contingent Obligations), on the Termination Date, as defined in the Credit Agreement.

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GOLFSMITH INTERNATIONAL, L.P.
By Golfsmith GP, L.L.C., as General Partner

By	s/ Virginia Bunte

Name: Virginia Bunte
Title: Treasurer

GOLFSMITH NU, L.L.C.

By	s/ Virginia Bunte

Name: Virginia Bunte
Title: Treasurer

GOLFSMITH USA, L.L.C.

By	s/ Virginia Bunte

Name: Virginia Bunte
Title: Treasurer

DON SHERWOOD GOLF SHOP

By	: s/ Virginia Bunte

Name: Virginia Bunte
Title: Treasurer

GOLFSMITH INTERNATIONAL, INC.

By	s/ Virginia Bunte

Name: Virginia Bunte
Title: Treasurer, CFO & Senior Vice-President
SIGNATURE PAGE TO GOLFSMITH TRADEMARK SECURITY AGREEMENT

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

By	s/ Virginia Bunte

Name: Virginia Bunte
Title: Treasurer, CFO & Senior Vice-President

GOLFSMITH GP HOLDINGS, INC.

By	s/ Virginia Bunte

Name: Virginia Bunte Title: Treasurer

GOLFSMITH HOLDINGS, L.P.
By Golfsmith GP Holdings, Inc., as General Partner

By	s/ Virginia Bunte

Name: Virginia Bunte
Title: Treasurer

GOLFSMITH GP, L.L.C.

By	s/ Virginia Bunte

Name: Virginia Bunte
Title: Treasurer

GOLFSMITH DELAWARE, L.L.C.

By	s/ Virginia Bunte

Name: Virginia Bunte
Title: Treasurer

GOLFSMITH CANADA, L.L.C.

By	s/ Virginia Bunte

Name: Virginia Bunte
Title: Treasurer
SIGNATURE PAGE TO GOLFSMITH TRADEMARK SECURITY AGREEMENT

GOLFSMITH EUROPE, L.L.C.

By	s/ Virginia Bunte

Name: Virginia Bunte
Title: Treasurer

GOLFSMITH LICENSING, L.L.C.

By	s/ Virginia Bunte

Name: Virginia Bunte
Title: Treasurer
SIGNATURE PAGE TO GOLFSMITH TRADEMARK SECURITY AGREEMENT

ACCEPTED AND ACKNOWLEDGED BY:
GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent

By:	s/ Daniel Glickman

Name: Daniel Glickman
Title: Authorized Signatory
SIGNATURE PAGE TO GOLFSMITH TRADEMARK SECURITY AGREEMENT

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith International, Inc., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

s/ Jennifer Green

Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith International Holdings, Inc., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith GP Holdings, Inc., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

s/ Jennifer Green

Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith International L.P., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

s/ Jennifer Green

Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith NU, L.L.C. who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith USA, L.L.C., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Don Sherwood Golf Shop, who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith Holdings, L.P., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith GP, L.L.C., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith Delaware, L.L.C., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith Canada, L.L.C., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)
On this 19 day of June, 2006 before me personally appeared Virginia Bunte, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith Europe, L.L.C., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
s/ Jennifer Green
Notary

ACKNOWLEDGMENT OF GRANTOR
STATE OF NEW YORK              )
                                                       )  ss.
COUNTY OF NEW YORK          )
On this 19 day of June, 2006 before me personally appeared Virginia Bunte, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Golfsmith Licensing, L.L.C., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

s/ Jennifer Green

Notary

SCHEDULE I
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS
Federal Registrations

			Registration	Registration
	Trademark	Owner of Record	Number	Date
1.	ALL THINGS FOR THE WOMAN GOLFER	Golfsmith International, Inc.	3,093,688	5/16/06
2.	BLACK CAT	Golfsmith International, Inc.	1,983,048	6/25/96
3.	BLACK HAWK	Golfsmith International, Inc.	2,152,015	4/21/98
4.	BLACK ROCK and Design	Golfsmith International, Inc.	2,679,265	1/28/03
5.	BULLWHIP	Golfsmith International, Inc.	2,999,972	9/27/05
6.	BULLWHIP SHAFT (& Design)	Golfsmith International, Inc.	2,140,571	3/3/98
7.	CARBON STICK	Golfsmith International, Inc.	2,190,347	9/22/98
8.	CARBON TOUR	Golfsmith International, Inc.	2,253,665	6/15/99
9.	CLUBMAKER	Golfsmith International, Inc.	2,920,551	1/25/05
10.	CLUBVANTAGE	Golfsmith International, Inc.	2,923,963	2/1/05
11.	COMFORT	Golfsmith International, Inc.	2,389,096	9/26/00
12.	CRYSTAL CAT	Golfsmith International, Inc.	2,453,296	5/22/01
13.	Design/Device/Logo (BLACK CAT HEAD)	Golfsmith International, Inc.	2,065,242	5/27/97
14.	Design/Device/Logo (CAT HEAD Old Design)	Golfsmith International, Inc.	1,518,085	12/27/88
15.	Design/Device/Logo (CAT HEAD Old Design)	Golfsmith International, Inc.	1,518,125	12/27/88
16.	Design of a Bee	Golfsmith International, Inc.	2,874,040	8/17/04
17.	Design of Lightning Bolt	Golfsmith International, Inc.	2,922,467	2/1/05
18.	Design of Lightning Bolt	Golfsmith International, Inc.	2,922,469	2/1/05
19.	DESIGNATED DRIVER	Golfsmith International, Inc.	2,121,890	12/16/97
20.	DON SHERWOOD GOLF & TENNIS WORLD (and Design)	Golfsmith International, Inc.	1,795,392	9/28/93
21.	DRIVEN BY DESIGN	Golfsmith Licensing, L.L.C.	2,809,062	1/27/04
22.	EASY-ON	Golfsmith International, Inc.	1,434,797	3/31/87
23.	FLYING BUTTRESS	Golfsmith Licensing, L.L.C.	2,772,383	10/7/03
24.	FORMULA ONE	Golfsmith International, Inc.	3,037,179	1/3/06
25.	GOLFSMITH	Golfsmith International, Inc.	1,447,761	7/14/87
26.	GOLFSMITH	Golfsmith International, Inc.	2,935,942	3/29/05
27.	GOLFSMITH	Golfsmith International, Inc.	2,935,945	3/29/05
28.	HARVEY PENICK	T.H. Penick, Inc.	2,003,418	9/24/96
29.	HARVEY PENICK	T.H. Penick, Inc.	1,975,684	5/28/96
30.	HARVEY PENICK	T.H. Penick, Inc.	3,038,187	1/3/06
31.	INTERFACE	Golfsmith International, Inc.	2,129,126	1/13/98
32.	JETSTREAM	Golfsmith International, Inc.	2,124,015	12/23/97
33.	KID ZEVO	Golfsmith Licensing, L.L.C.	2,391,479	10/3/00

			Registration	Registration
	Trademark	Owner of Record	Number	Date
34.	KID ZEVO	Golfsmith Licensing, L.L.C.	2,258,920	7/6/99
35.	KILLER BEE	Golfsmith International, Inc.	1,966,455	4/9/96
36.	KILLER BEE	Golfsmith International, Inc.	2,874,048	8/17/04
37.	KILLER BEE (& Design)	Golfsmith International, Inc.	1,997,989	9/3/96
38.	LIBERTY	Golfsmith International, Inc.	1,416,763	11/11/86
39.	LYNX	Golfsmith International, Inc.	1,446,493	7/7/87
40.	LYNX	Golfsmith International, Inc.	943,571	9/26/72
41.	MORE GOLF	Golfsmith International, Inc.	3,089,134	5/9/06
42.	NIGHT HAWK	Golfsmith International, Inc.	2,124,013	12/23/97
43.	PARALLAX	Golfsmith International, Inc.	1,399,697	7/1/86
44.	PATRIOT	Golfsmith International, Inc.	1,399,698	7/1/86
45.	PAW	Golfsmith International, Inc.	2,013,921	11/5/96
46.	PIT VIPER	Golfsmith International, Inc.	2,898,751	11/2/04
47.	POINT BLANK	Golfsmith International, Inc.	2,124,012	12/23/97
48.	POWER LINK	Golfsmith International, Inc.	3,089,338	5/9/06
49.	PREDATOR	Golfsmith International, Inc.	1,351,870	7/30/95
50.	PURE BALANCE	Golfsmith International, Inc.	2,140,899	3/3/98
51.	QUICK STRIKE	Golfsmith International, Inc.	2,551,128	3/19/02
52.	ROUGH RIDER	Golfsmith International, Inc.	2,258,083	6/29/99
53.	SHORT GAME SYSTEM	Golfsmith International, Inc.	2,392,567	10/20/00
54.	SIGHT LINE	Golfsmith International, Inc.	2,129,130	1/13/98
55.	SNAKE EYES (& Design)	Golfsmith International, Inc.	1,889,946	4/18/95
56.	SOFT STROKE	Golfsmith International, Inc.	2,129,128	1/13/98
57.	SPECIAL FORCE	Golfsmith International, Inc.	2,129,132	1/13/98
58.	STERLING	Golfsmith International, Inc.	2,894,986	10/19/04
59.	STINGER	Golfsmith International, Inc.	2,374,557	8/8/00
60.	TAKE DEAD AIM	T.H. Penick, Inc.	2,012,281	10/29/96
61.	TIGRESS	Golfsmith International, Inc.	1,356,970	8/27/85
62.	TOUR CAVITY	Golfsmith International, Inc.	2,255,633	6/22/99
63.	TRANSMITTER	Golfsmith International, Inc.	1,500,655	8/16/88
64.	VIPER	Golfsmith International, Inc.	2,436,051	3/20/01
65.	XPC	Golfsmith International, Inc.	1,274,437	4/17/84
66.	ZEVO	Golfsmith Licensing, L.L.C.	1,924,718	10/3/95

U.S. TRADEMARK APPLICATIONS

			Application	Date of
	Trademark	Owner of Record	Number	Application
1.	A S I	Golfsmith International, Inc.	78/786,523	01/06/06
2.	ART SCIENCE INGENUITY	Golfsmith International, Inc.	78/787,257	01/09/06
3.	CFORCE	Golfsmith International, Inc.	78/615,578	04/24/05
4.	CLUBMAKER	Golfsmith International, Inc.	76/571,190	01/21/04
5.	CLUBMAKER	Golfsmith International, Inc.	76/571,189	01/21/04
6.	COMPRESSOR	Golfsmith Licensing, L.L.C.	76/303,055	08/22/01
7.	DRIVE	Golfsmith International, Inc.	76/599,863	06/28/04
8.	GEARFORGOLF	Golfsmith International, Inc.	76/560,965	11/20/03
9.	GIFTSFORGOLF	Golfsmith International, Inc.	76/591,986	05/13/04
10.	GOLFSMITH	Golfsmith International, Inc.	76/653,328	01/10/06
11.	HOTFIT	Golfsmith International, Inc.	78/593,944	03/24/05
12.	KID ZEVO (& Design)	Golfsmith Licensing, L.L.C.	76/642,316	07/07/05
13.	KID ZEVO (& Design)	Golfsmith Licensing, L.L.C.	76/642,315	07/07/05
14.	Miscellaneous Design (Circular Design – ASI Logo)	Golfsmith International, Inc.	78/776,380	12/19/05
15.	YOUR CADDY FOR LIFE	Golfsmith International, Inc.	78/624,781	05/06/05

TRADEMARK LICENSES

	Licensor	Licensee	Trademark(s)	Date
1.	Golfsmith International, L.P.	Bali Leathers, Inc.	LYNX, Cat Head Design, SNAKE EYES, Snake Eyes Design, SNAKE EYES & Design, & KILLER BEE & Design,	9/1/01
2.	Golfsmith International, L.P.	Golf Gear Australia Pty. Ltd.	SNAKE EYES, SNAKE EYES & Design & Snake Eyes Design	5/1/01
3.	Golfsmith International, L.P.	Golf Gear Australia Pty. Ltd.	Cat Head Design & LYNX trademarks	5/1/01
4.	Golfsmith International, L.P.	Earl Weiss d/b/a Performance Golf, Inc.	STINGER	6/1/00
5.	Golfsmith International, L.P.	Pro Select, Inc.	TI CAT	7/9/02
6.	Golfsmith International, L.P	Cobra Golf, Inc.	BIMETALLIC	1/1/99
7.	Golfsmith International, L.P	TTHGOLF	“Marks & Images”	2/22/02
8.	T.H. Penick, Inc.	Golfsmith International, L.P.	HARVEY PENICK	7/1/95
9.	T.H. Penick, Inc.	Golfsmith International, L.P.	HARVEY PENICK	1/1/00
10.	T.H. Penick, Inc.	Golfsmith International, L.P.	HARVEY PENICK	1/1/00

DOMAIN NAMES

	Domain Name	Owner	Reg. Date
1.	donsherwoodgolf.com	Golfsmith International, Inc.	07/28/2004
2.	donsherwoodgolfandtennisworld.com	Golfsmith International, Inc.	10/01/2002
3.	donsherwoodtennis.com	Golfsmith International, Inc.	07/28/2004
4.	golfandtennisworld.com	Golfsmith International, Inc.	07/28/2004
5.	golfsmith.biz	Golfsmith International, Inc.	12/14/2001
6.	golfsmith.com	Golfsmith International, Inc.	04/26/1995
7.	golfsmith.info	Golfsmith International, Inc.	10/31/2001
8.	golfsmith.us	Golfsmith International, Inc.	04/24/2002
9.	golfsmithcanada.com	Golfsmith International, Inc.	02/21/2005
10.	golfsmithclubmaker.com	Golfsmith International, Inc.	08/11/1999
11.	golfsmith-europe.com	Golfsmith International, Inc.	02/21/2005
12.	golfsmitheurope.com	Golfsmith International, Inc.	08/02/2005
13.	golfsmithoutlet.com	Golfsmith International, Inc.	12/09/2003
14.	harveypenick.com	Golfsmith International, Inc.	02/08/1999
15.	lynxgolf.com	Golfsmith International, Inc.	10/22/1998
16.	tennismith.com	Golfsmith International, Inc.	08/07/2003
17.	womensgolf.com	Golfsmith International, Inc.	10/18/1996
18.	womensgolfcatalog.net	Golfsmith International, Inc.	06/23/2004
19.	womensgolfinfo.com	Golfsmith International, Inc.	06/23/2004
20.	womensgolfjewelry.com	Golfsmith International, Inc.	06/23/2004
21.	womensgolfonline.com	Golfsmith International, Inc.	06/23/2004
22.	womensgolfsite.com	Golfsmith International, Inc.	06/23/2004
23.	womensgolfweb.com	Golfsmith International, Inc.	06/23/2004
24.	zevo.com	Golfsmith International, Inc.	07/05/2004
25.	zevogolf.com	Golfsmith International, Inc.	08/01/2003